November 22, 2017

WST INVESTMENT TRUST

WSTCM SECTOR SELECT RISK-MANAGED FUND
WSTCM CREDIT SELECT RISK-MANAGED FUND

Supplement to Prospectus dated December 31, 2016, as amended on March 13, 2017 and
Statement of Additional Information dated December 31, 2016

This supplement updates certain information in the Prospectus (“Prospectus”) dated December 31, 2016 and amended on March 13, 2017 and the Statement of Additional Information (“SAI”) dated December 31, 2016 for the WSTCM Sector Select Risk-Managed Fund and WSTCM Credit Select Risk-Managed Fund (each a “Fund,” collectively, the “Funds”), each a series of WST Investment Trust, to revise information contained therein as described below. For more information or to obtain a copy of the Prospectus and SAI free of charge, please contact the Funds at 1-866-515-4626. You may also obtain a copy of the Prospectus and SAI free of charge on the Funds’ website at www.wstcmfunds.com or by writing the Funds at WSTCM Funds c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Appointment of a New Distributor

Effective November 19, 2017, Foreside Fund Services, LLC (“Foreside”) was appointed to serve as Distributor to the Funds. All references in the in the Prospectus and SAI to the “Distributor” shall refer thereafter to Foreside. In addition, all references to the address of the Distributor shall be replaced thereafter with “Three Canal Plaza, Suite 100, Portland, Maine 04101”.

Prospectus

The section entitled “Management of the Funds - Distributor” on page 35 of the Prospectus is deleted in its entirety and replaced with the following:

Foreside Fund Services, LLC (the “Distributor”), Three Canal Plaza, Suite 100, Portland, Maine 04101, serves is the principal underwriter of the Funds’ shares and serves as the exclusive agent for the distribution of the Funds’ shares. The Distributor may, in its discretion, and shall, at the request of the Trust, enter into agreements with such qualified broker-dealers and other financial intermediaries as it may select in order that such broker-dealers and other intermediaries also may sell shares of the Funds. Under the Distribution Agreement with the Distributor, the Distributor offers shares on a continuous, commercially reasonable efforts basis.

The last paragraph of the section entitled “Investing in the Funds - Distribution of Shares” on page 37 of the Prospectus is deleted in its entirety and replaced with the following:

In the event the Plan is terminated by a Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. Under the terms of the Plan and the Distribution Agreement with the Distributor, the Funds are authorized to make payments to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder support services with respect to the Funds’ Investor Shares. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

Statement of Additional Information

The section entitled “Management and Other Service Providers - Distributor” on page 29 of the SAI is deleted in its entirety and replaced with the following:

Foreside Fund Services, LLC (the “Distributor”), Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor (also known as principal underwriter) of the shares of the Funds. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA).

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a commercially reasonable efforts basis. The Distributor has no obligation to sell any specific quantity of shares of the Funds. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors Should Retain this Supplement for Future Reference